UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

        Rainier Pacific Financial Group, Inc. (the "Company") announced on February 22, 2006 that the Company's Board of Directors declared a quarterly cash dividend of $0.06 per share on the Company's outstanding shares of common stock. Shareholders of record at the close of business on March 6, 2006 will be entitled to receive the cash dividend. The cash dividend will be payable on March 20, 2006. The press release announcing the dividend is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

            (c)           Exhibits

            99.1        Press Release of Rainier Pacific Financial Group, Inc. dated February 22, 2006.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                    RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: February 22, 2006                                                                             /s/John A. Hall
                                                                                                                   John A. Hall
                                                                                                                   President and Chief Executive Officer
                                                                                                                  (Principal Executive Officer)

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EXHIBIT 99.1

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                                                                                                                                                                    For more information, contact:
                                                                                                                                                                    John Hall: (253) 926-4007
                                                                                                                                                                    jhall@rainierpac.com
**For Immediate Release**                                                                                                                                   or
                                                                                                                                                                    Vic Toy: (253) 926-4038
                                                                                                                                                                    vtoy@rainierpac.com

Rainier Pacific Financial Group, Inc. Declares Quarterly Cash Dividend

Tacoma, Washington - February 22, 2006 - Rainier Pacific Financial Group, Inc. (NASDAQ: RPFG) today reported that its Board of Directors declared a quarterly cash dividend of $0.06 per share on its common stock.

The dividend will be paid on March 20, 2006 to shareholders of record as of the close of business on March 6, 2006. This is the ninth consecutive quarterly cash dividend for Rainier Pacific Financial Group, Inc.

Rainier Pacific Financial Group is the bank holding company for Rainier Pacific Savings Bank, a Tacoma, Washington based state-chartered savings bank, operating 13 branch offices in the Tacoma-Pierce County and Federal Way areas.

For additional information, visit Rainier Pacific's website at www.rainierpac.com.

Forward-looking statements:

This press release may contain certain forward-looking statements and information relating to the Company that are based on the beliefs of management, as well as assumptions made by and information currently available to management. The words "anticipate," "believe," "estimate," "expect," "indicate" "intend," "should," and similar expressions, or the negative thereof, as they relate to the Company or the Company's management, are intended to identify forward-looking statements. Such statements reflect the current views of the Company with respect to future events that are subject to certain risks and uncertainties that may cause actual results to vary. The Company does not intend to update these forward-looking statements.

* * * * *

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